DIAMOND HILL FUNDS

Diamond Hill Short Duration Securitized Bond Fund

Diamond Hill Core Bond Fund

Supplement dated July 17, 2026

to the Summary Prospectuses Dated February 28, 2026, and

to the Prospectus Dated February 28, 2026, each as amended or supplemented, and to the Statement of Additional Information Dated February 28, 2026, as amended or supplemented

This Supplement provides important information about certain expected changes to the Diamond Hill Short Duration Securitized Bond Fund and the Diamond Hill Core Bond Fund. The changes described below are expected to become effective on or about September 30, 2026 (the “Effective Date”), subject to the effectiveness of a post-effective amendment to the Funds’ registration statement. No shareholder action is required in connection with this Supplement.

Short Duration Securitized Bond Fund Name, Strategy and Portfolio Manager Changes

Fund Name Change

On or about the Effective Date, the Diamond Hill Short Duration Securitized Bond Fund is expected to be renamed the Diamond Hill Short Duration Income Fund.

Investment Strategy Change

On or about the Effective Date, the Diamond Hill Short Duration Securitized Bond Fund’s principal investment strategy is expected to be as follows (which, among other things, will remove the current requirement to invest a minimum percentage of the Fund’s assets in securitized bond investments):

The Fund, under normal market conditions, intends to provide total return by investing in a diversified portfolio of fixed income securities, including bonds, debt securities and other similar U.S. dollar-denominated instruments issued by various U.S. public- or private-sector entities, by non-U.S. corporations or U.S. affiliates of non-U.S. corporations, including those in emerging markets. The Fund may invest a significant portion of its assets in securitized bond investments at the discretion of Diamond Hill Capital Management, LLC (the “Adviser”).

Securitized bond investments are also referred to as “structured product securities” or “structured products.” Securitized bond investments include interests in pools of secured loans backed by commercial real estate, residential real estate, commercial or consumer loans, and securitizations such as agency and non-agency mortgage-backed securities (“MBS”) (including commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), and collateralized mortgage obligations (“CMOs”)), asset-backed securities (“ABS”), and other similar securities and related instruments.

Agency MBS are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). The Fund may also invest in other fixed income instruments, which include bonds, debt or credit securities and other similar instruments issued by various U.S. and non-U.S. public or private sector entities at the discretion of the Adviser.

Under normal circumstances, the Fund will maintain an average portfolio duration of less than three, although under certain market conditions, such as periods of significant volatility in interest rates and spreads, the Fund’s average duration may be longer than three. Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). The Fund may invest in individual fixed income securities with effective durations in excess of three, provided, however, such investments are made within the constraints above.

The Fund may invest up to 35% of its assets in below investment grade securities, including those referred to as “junk bonds” (or the unrated equivalent) at the time of purchase.

When selecting securities for the Fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, prepayment risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed income markets, such as the diversity of participants working with different objectives and repeated temporary supply-demand imbalances. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for income and/or capital appreciation in relation to the risk borne.

Portfolio Manager Change

Arthur Cheng is expected to be added as a portfolio manager of the Short Duration Income Fund on or about the Effective Date. Additional information about Mr. Cheng will be included in the prospectus at that time.

Investor Share Class Redesignation and Planned Class C Share Class Offering

On or about the Effective Date, Investor shares of the Diamond Hill Short Duration Securitized Bond Fund (which, as described above, is expected to be renamed the Diamond Hill Short Duration Income Fund) and the Diamond Hill Core Bond Fund (each, a “Fund” and together, the “Funds”) will be redesignated as Class A shares. The number and value of Investor shares held by shareholders will not change as a result of the redesignation, and there will be no charge imposed by the Funds for the redesignation of the shares.

Class A shares will have the same annual fund operating expenses and other terms as the former Investor shares, except that Class A shares will be subject to a front-end sales charge (load) calculated as a percentage of the offering price and, in certain circumstances, a contingent deferred sales charge payable upon redemption of the shares. The Class A sales charge schedules and related terms, including variations in sales charges for certain investors and accounts, will be specified in the prospectus for the Class A shares.

Shareholders with accounts holding Investor shares of a Fund before the Effective Date will not be subject to Class A sales charges on those shares and may continue to invest and reinvest in Class A shares of the same Fund through those accounts without a sales charge, subject to applicable account terms and financial intermediary procedures. The redesignation of Investor shares as Class A shares is not expected to be a taxable event for U.S. federal income tax purposes.

The Funds also expect to begin offering Class C shares on or about the Effective Date. Class C shares are not currently available for purchase. Class C shares will have different fees, expenses and sales charge terms from the Funds’ Class A, Class I and Class Y shares, and the terms of the Class C shares will be specified in the prospectus for the Class C shares.

No changes are expected to Class I shares or Class Y shares of either Fund as a result of the Investor share redesignation or the expected launch of Class C shares.

Until the changes described above take effect, the current disclosure in the Summary Prospectuses, Prospectus and Statement of Additional Information remains in effect.

YOU SHOULD READ THIS SUPPLEMENT IN CONJUNCTION WITH THE SUMMARY PROSPECTUSES, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.